EX-99.B-77Q1

               WADDELL & REED ADVISORS MUNICIPAL BOND FUND, INC.



SUB-ITEM 77Q1(a)(2):     Amendments to Registrant's Bylaws:

     Amendment to Bylaws, dated November 19, 2003, filed by EDGAR on January 28, 2004 as Ex-99.B(a)mbbylawamend to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A (incorporated by reference herein).